inVentiv Health, Inc. (VTIV)

Fourth Quarter & Full Year 2007 Earnings Call

February 28, 2008

Forward Looking Statements and Non-GAAP Financial Information

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are only predictions and provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "will" or "should" or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. Specifically, this presentation contains forward-looking statements regarding our estimates of revenues and earnings in future periods. In addition, we have disclosed data regarding our historical experience in winning new business opportunities in conjunction with our presentation of our new business pipeline, which is intended to assist readers in evaluating our new business pipeline on a forward-looking basis.

These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We wish to caution readers that certain important factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. The most important factors that could prevent us from achieving our goals, and cause the assumptions underlying forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward-looking statements include, but are not limited to, the following:

- Our ability to sufficiently increase our revenues and maintain or decrease expenses and cash capital expenditures to permit us to fund our operations;
- Our ability to continue to comply with the covenants and terms of our credit facility and to access sufficient capital to fund our operations;
- The actual impact of the adoption of certain accounting standards;
- Changes in trends in the pharmaceutical industry or in pharmaceutical outsourcing;
- Our ability to grow our existing client relationships, obtain new clients and cross-sell our services;
- Our ability to successfully operate new lines of business;
- Our ability to successfully identify new businesses to acquire, conclude acquisition negotiations and integrate the acquired businesses into our operations; and,
- Our ability to recruit, motivate and retain qualified personnel, including sales representatives.

Investors should carefully consider these risk factors and the matters discussed under Item 1A, Risk Factors, of our Form 10-K for the year ended December 31, 2006 and our Form 10-Q for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007, each of which can be accessed electronically in the Investor Relations portion of our web site at www.inventivhealth.com.

This presentation includes non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. The "adjusted" (non-GAAP) financial measures included in this presentation exclude the following:

- Compensation expense related to vested stock options and restricted stock;
- Interest income (expense) related to our interest rate hedge of a term loan facility;
- A receivables reserve recorded during the second quarter of 2007;
- Federal tax benefits related to state and local tax exposure;
- Costs attributable to an acquisition-related incentive plan; and,
- Impairment of marketable securities.

We believe that these non-GAAP financial measures are a more accurate basis for evaluating ongoing performance and planning and forecasting of future periods, and we use these non-GAAP financial measures internally for the foregoing purposes. We have included in the appendices to this presentation the most directly comparable GAAP financial measures and a reconciliation between the non-GAAP and GAAP financial measures.

All segment information contained in this presentation excludes corporate overhead, minority interest & equity investments.

The sum of the net earnings per share do not add up to the total amount for twelve months ending December 31, 2007 due to rounding and because the quarterly calculations are based on varying numbers of shares outstanding.

2007 vs. 2006 Adjusted Results

$'s in Millions (except per share)

	Fourth Quarter			Full Year		
	2007	2006	%	2007	2006	%
Total Revenues	$268.0	$211.8	*27%*	$977.3	$766.2	*28%*
Net Revenues	214.2	170.3	*26%*	796.7	631.6	*26%*
Adj. EBITDA	40.1	27.4	*46%*	131.3	102.3	*28%*
Adj. Operating Income	31.5	22.0	*43%*	102.2	81.6	*25%*
% of Net Revenue	*14.7%*	*12.9%*		*12.8%*	*12.9%*	
Adj. Net Income	15.3	11.3	*35%*	51.3	41.0	*25%*
Adj. Diluted EPS	$0.47	$0.37	*27%*	$1.59	$1.37	*16%*
GAAP EPS	$0.47	$0.29	*62%*	$1.46	$1.64	*-11%*

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation
NOTE: The adjusted Net Income and adjusted EPS figures present adjusted results from continuing operations including equity compensation expense.
NOTE: The adjusted EBITDA and adjusted Operating Income figures include equity compensation expense and exclude minority interest and equity investments.

inVentiv health

2007 Revenue by Segment

$'s in Millions

Fourth Quarter



Patient Outcomes
12%
Clinical
18%
Commercial
38%
Communications
33%

Segment	$ Value
Clinical	47.9
Communications	88.1
Commercial	100.8
Patient Outcomes	31.3

Full Year



Patient Outcomes
10%
Clinical
19%
Commercial
41%
Communications
30%

Segment	$ Value
Clinical	186.9
Communications	289.1
Commercial	400.8
Patient Outcomes	100.5

2007 Adjusted Operating Income by Segment

$'s in Millions

Fourth Quarter



Patient Outcomes
17%
Clinical
13%
Communications
35%
Commercial
36%

Segment	$ Value
Clinical	4.7
Communications	12.9
Commercial	13.6
Patient Outcomes	6.2

Full Year



Patient Outcomes
14%
Clinical
12%
Communications
33%
Commercial
40%

Segment	$ Value
Clinical	15.3
Communications	41.8
Commercial	50.6
Patient Outcomes	18.1

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Clinical: 2007 vs. 2006

$'s in Millions

	Fourth Quarter			Full Year		
	2007	2006	%	2007	2006	%
Total Revenues	$47.9	$39.0	*23%*	$186.9	$149.8	*25%*
Adj. Operating Income	4.7	3.1	*52%*	15.3	12.7	*20%*
Adj. Operating Income %	*9.8%*	*7.9%*		*8.2%*	*8.5%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv health

inVentiv Communications: 2007 vs. 2006

$'s in Millions

	Fourth Quarter			Full Year		
	2007	2006	%	2007	2006	%
Total Revenues	$88.1	$57.4	*53%*	$289.1	$207.4	*39%*
Adj. Operating Income	12.9	7.2	*79%*	41.8	30.4	*38%*
Adj. Operating Income %	*14.6%*	*12.5%*		*14.5%*	*14.7%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Commercial: 2007 vs. 2006

$'s in Millions

	Fourth Quarter			Full Year		
	2007	2006	%	2007	2006	%
Total Revenues	$100.8	$95.7	*5%*	$400.8	$347.1	*15%*
Adj. Operating Income	13.6	13.5	1%	50.6	49.1	*3%*
Adj. Operating Income %	*13.5%*	*14.1%*		*12.6%*	*14.1%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Patient Outcomes: 2007 vs. 2006

$'s in Millions

	Fourth Quarter			Full Year		
	2007	2006	%	2007	2006	%
Total Revenues	$31.3	$19.7	*59%*	$100.5	$61.9	62%
Adj. Operating Income	6.2	3.5	*77%*	18.1	7.8	*132%*
Adj. Operating Income %	*19.8%*	*17.8%*		*18.0%*	*12.6%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

Multi-Year Net Revenue Growth

$'s in Millions



As Reported
$1,000
$800
$600
$400
$200
$0
41% CAGR
2003
2004
2005
2006
2007
ProForma Organic
$1,000
$800
$600
$400
$200
$0
18% CAGR
2003
2004
2005
2006
2007
Clinical
Communications
Commercial
Patient Outcomes

NOTE: Pre-acquisition proforma numbers may be unaudited and may be reflected wholly or partially on a cash basis. Gross revenues were used as a proxy for net revenues if the acquired companies did not segregate customer reimbursements.

NOTE: Proforma Organic Net Revenue - Each company acquired as of 12/31/07 is assumed as part of inVentiv proforma organic net revenues as if they were wholly-owned by inVentiv as of 1/1/03.

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ProForma Organic Net Revenue Growth

	2003 to 2007 4-Yr % CAGR	2007 vs. 2006 % Annual Growth
Clinical	23%	24%
Communications	20%	9%
Commercial	9%	7%
Patient Outcomes	49%	28%
Total	18%	13%

NOTE: Pre-acquisition proforma numbers may be unaudited and may be reflected wholly or partially on a cash basis. Gross revenues were used as a proxy for net revenues if the acquired companies did not segregate customer reimbursements.

NOTE: Each company acquired as of 12/31/07 is assumed as part of inVentiv proforma net revenues from 1/1/03 as if they were wholly-owned by the company.

inVentiv health

New Business Pipeline

Annualized Net Fees ($'s in Millions)


$500
$400
$300
$200
$100
$0
$250
$200
$300
$250
$300
$300
$350
$400
Q1:06
Q2:06
Q3:06
Q4:06
Q1:07
Q2:07
Q3:07
Q4:07

NOTE: inVentiv calculates its pipeline based on its approximate annualized net revenue estimate for all identified new business opportunities on a rolling, forward 12-mth basis.

NOTE: inVentiv has historically won ~50% of the opportunities for which inVentiv submits a proposal and the Client elects to outsource (weighted by net revenue).

inVentiv health

2008 Guidance

	2007A	2008
Total Revenues	$977.3M	$1.05B to $1.15B
Adjusted EPS (w/ Stock Comp.)	$1.59	$1.80 to $1.90
GAAP EPS	$1.46	$1.78 to $1.88

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

Appendix

Metrics & Other Information

$'s in Millions

	12/31/07	9/30/07	12/31/06
Cash Flow from Operations (qtr)	$43.2	$(2.4)	$24.3
Cash Flow from Operations (ttm)	$58.7	$39.8	$85.6
Cash & Marketable Securities	$98.1	$69.3	$79.9
Working Capital[1]	$130.9	$159.4	$86.7
Leverage Ratio (Proforma ttm)[2]	2.43	2.68	1.78
Days Sales Outstanding (qtr)[3]	79	84	73
Approximate Worldwide Employee Count (qtr)	5,700	6,000	5,200

NOTE: For GAAP reconciliations, metrics definitions and additional notes investors are referred to additional slides at the end of this presentation.

Metrics Definitions & Notes

- [1] Working Capital equals current assets less current liabilities
- [2] Leverage Ratio (TTM) is calculated as if all new acquisitions closed during the twelve month period were part of inVentiv for the full twelve months. The calculation is Debt divided by Adjusted Proforma EBITDA as defined within inVentiv's credit agreement.
- [3] Days Sales Outstanding (DSO) is measured using the combined amounts of Accounts Receivable and Unbilled Services (excluding work-in-progress, which does not affect calculation) outstanding as of the Balance Sheet date, against Revenues for the trailing 3-month period then ended. The calculation excludes acquisitions made during the quarter.

GAAP Reconciliation Factors

- *Receivable reserve*:
  - During the second quarter of 2007, the Company recorded additional reserves for receivables and other related expense of $8.2 million ($4.8 million net of taxes), of which $0.1 million (negligible, net of taxes) was reversed during the fourth quarter of 2007, mainly relating to a collections issue due to the bankruptcy of one of its clients within the Commercial segment. Historical write-offs have been minimal and the Company does not believe there is a significant risk that the circumstances giving rise to these additional reserves will recur in future periods. The 2007 full year results were adjusted to exclude the recording and reversals of these receivable reserves.
- *Other than temporary impairment charge related to marketable securities*:
  - During the fourth quarter of 2007, the Company recorded $0.8 million ($0.5 million net of taxes) related to an other than temporary impairment of the Company's the Columbia Strategic Cash Portfolio ("CSCP"), which held certain asset-backed securities. Consistent with the company's investment policy guidelines, the vast majority of holdings within CSCP held by the company had AAA/Aaa credit ratings at the time of purchase. With the liquidity issues experienced in the global credit and capital markets, the CSCP experienced other than temporary losses resulting in a change in the net asset value per share from its $1 par value. The other than temporary impairment loss was adjusted to exclude this charge for fourth quarter and full year 2007 results.
- *Compensation expense related to vested stock options and restricted stock*:
  - The Company adopted FAS 123(R) as of January 1, 2006 and commenced recording expense for vested stock options and restricted stock as of that date. Compensation expense has been <u>included</u> in all adjusted consolidated financial information and EPS computations, but excluded at the segment level. For all non-GAAP financial information related to the segment information, segment level compensation expense of $1.2 million and $1.3 million has been adjusted for the three months ending 2007 and 2006 and $7.2 million and $5.7 million has been adjusted for the twelve months ending 2007 and 2006 to exclude expense related to vested stock options and restricted stock.
- *Acquisition-related incentive*:
  - The fourth quarter and full-year periods for 2007 and 2006 exclude $1.5 million of income and $3.5 million of expense, respectively, of acquisition related incentives arising from a pre-acquisition liability related to the acquisition of inVentiv Communications, Inc. (the former "inChord Communications"). In connection with the inVentiv Communications, Inc. acquisition, the Company assumed a $7.5 million existing liability (out of a potential $15.0 million liability) on inVentiv Communications, Inc.'s balance sheet relating to certain performance thresholds over a three-year period from 2005 through 2007. The Company has monitored these performance thresholds on a quarterly basis, and as of December 31, 2006, $3.5 million of additional non-recurring expense was recorded as a result of management's evaluation of new business wins during 2006 and the strengthened outlook for inVentiv Communications, Inc.'s business during 2007. Based on the final 2005-2007 three-year performance results of inVentiv Communications, Inc., a reversal of $1.5 million was recorded to this liability and as additional income in 2007. The acquisition-related incentives were adjusted to exclude these adjustments in their respective periods.
- *Derivative interest:*
  - In October 2005, the Company engaged in an interest rate hedge of its $175 million term loan facility, which the Company did not designate for hedge accounting until July 2006. In July 2006, the Company employed a hypothetical derivative model to assess ineffectiveness. For the three-months ended December 31, 2007 and 2006, the Company recorded $0.3 million of interest expense ($0.2 million net of taxes) relating to the ineffectiveness of the hedge for each quarter. For the twelve-months ended December 31, 2007 and 2006, the Company recorded $1.2 million and $2.1 million of interest expense and interest income ($0.7 million of interest expense and $1.2 million of interest income, net of taxes), respectively, relating to the ineffectiveness of the hedge for each period. Net interest expense was adjusted to exclude these adjustments in their respective periods.
- *Tax benefit:*
  - The Company recorded federal tax benefits of $1.0 million in the first quarter of 2007 attributable to related state and local tax exposure and $9.1 million in the second quarter of 2006 related to the utilization of net operating losses of divested entities. Tax expense was adjusted to exclude these benefits for full year 2007 and 2006.

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GAAP Reconciliations

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(in millions)	Three-Months Ended December 31, 2007	Three-Months Ended December 31, 2006	Twelve-Months Ended December 31, 2007	Twelve-Months Ended December 31, 2006
Operating income, as reported	$ 32.3	$ 18.5	$ 94.8	$ 78.1
(Subtract)Add: Receivable reserve	(0.1)	--	8.1	--
(Subtract)Add: Acquisition related incentive	(1.5)	3.5	(1.5)	3.5
Add: Impairment loss on marketable securities	0.8	--	0.8	--
Adjusted operating income	31.5	22.0	102.2	81.6
Add: Depreciation	5.0	4.0	18.2	15.1
Add: Amortization	3.6	1.4	10.9	5.6
Adjusted EBITDA *	$ 40.1	$ 27.4	$ 131.3	$ 102.3

* before minority interest in income of subsidiary and income from equity investments

Reconciliation of Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS from Continuing Operations including Equity Compensation Expense

(in millions)	Three-Months Ended December 31, 2007	Three-Months Ended December 31, 2006	Twelve-Months Ended December 31, 2007	Twelve-Months Ended December 31, 2006
Net income from Continuing Operations	$ 15.5	$ 9.0	$ 47.2	$ 49.2
Add: Receivable reserve, net of taxes	--	--	4.8	
Add: Acquisition related incentive, net of taxes	(0.9)	2.1	(0.9)	2.1
Add: Impairment loss on marketable securities, net of taxes	0.5	--		
			0.5	--
Add (Subtract): Derivative interest, net of taxes	0.2	0.2	0.7	(1.2)
Deduct: Tax benefit	--	--	(1.0)	(9.1)
Adjusted Net income from Continuing Operations	$15.3	$11.3	$51.3	$41.0
Diluted Shares Outstanding	32.9	30.6	32.3	30.1
Adjusted Diluted EPS from Continuing Operations	$0.47	$0.37	$1.59	$1.37*

* The sum of the adjusted net earnings per share do not add up to the twelve-months amount due to rounding and because the quarterly calculations are based on varying number of shares outstanding.

Proforma Annual Compound Growth Rate ("CAGR") on a Net Revenue Basis

	YR 2003 to YR2007 Total	YR 2003 to YR2007 inVentiv Commercial**
CAGR%, as reported	41%	12%
Less: Acquisition CAGR%	23%	3%
CAGR%, proforma	18%	9%

** inVentiv Communications, inVentiv Clinical and inVentiv Patient Outcomes were not part of the company in 2003 and thus the GAAP reconciliations are not meaningful for those segments.

Proforma Growth Rate on a Net Revenue Basis

	YTD07 vs YTD06 Total
Growth%, as reported	26%
Less: Acquisition Growth%	13%
Growth%, proforma	13%

Guidance

	2008 E
Adjusted EPS	$1.80 - $1.90
Less: Derivative interest, net of taxes	(.02)
GAAP EPS	$1.78 - $1.88

Reconciliation of Segment Operating Income

(in millions)	inVentiv Clinical Q407	inVentiv Clinical Q406	inVentiv Clinical YTD07	inVentiv Clinical YTD06	inVentiv Commercial Q407	inVentiv Commercial Q406	inVentiv Commercial YTD07	inVentiv Commercial YTD06
Operating income, as reported	$4.7	$2.8	$14.2	$11.6	$12.7	$12.9	$38.2	$45.8
Add: Equity compensation expense	--	0.3	1.1	1.1	0.8	0.6	4.3	3.3
Add: Acquisition-related incentive	--	--	--	--	--	--	--	--
Add: Receivable reserve	--	--	--	--	0.1	--	8.1	--
Adjusted Operating Income	$4.7	$3.1	$15.3	$12.7	$13.6	$13.5	$50.6	$49.1

(in millions)	inVentiv Communications Q407	inVentiv Communications Q406	inVentiv Communications YTD07	inVentiv Communications YTD06	inVentiv Patient Outcomes Q407	inVentiv Patient Outcomes Q406	inVentiv Patient Outcomes YTD07	inVentiv Patient Outcomes YTD06
Operating income, as reported	$14.1	$3.6	$42.0	$26.2	$6.1	$3.2	$17.6	$7.2
Add: Equity compensation expense	0.3	0.1	1.3	0.7	0.1	0.3	0.5	0.6
Add: Acquisition-related incentive	(1.5)	3.5	(1.5)	3.5	--	--	--	--
Add: Receivable reserve	--	--	--	--	--	--	--	--
Adjusted Operating Income	$12.9	$7.2	$41.8	$30.4	$6.2	$3.5	$18.1	$7.8

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inVentiv health